IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA CASE NO. 04-80695-CIV-MIDDLEBROOKS/JOHNSON
DDS HOLDINGS, INC., a Nevada corporation,

 Plaintiff,

v.

UMBERTO MANOLA, a citizen of Italy, DDS TECHNOLOGIES, LTD., a United Kingdom entity, INTEL TRUST, S. A., a Switzerland trust, HARAS ENGINEERING CORP., a Panama entity, HIGH SPED FRAGMENTATION B. V., a Netherlands entity, ERICH STANCHICH, a New Jersey resident, and GIANCARLO LO FIEGO, a citizen of Italy,

 Defendants.
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NOTICE OF VOLUNTARY DISMISSAL

Having reached settlements with named defendants Umberto Manola, Intel Trust, S. A., Haras Engineering Corp., High Sped Fragmentation B.V., and Giancarlo Lo Fiego, pursuant to Rule 41(a), Fed.R.Civ.P., Plaintiff DDS Holdings, Inc. hereby voluntarily dismisses this action (without prejudice) as to all names defendants. None of the defendants, as of this date, have filed or served an answer or motion in response to the Complaint.
Dated: October 19, 2004
Respectfully submitted,

GREENBERG TRAURIG, P.A.
Attorneys for Plaintiff
1221 Brickell Avenue
Miami, Florida 33131
Telephone: (305) 579-0500
Facsimile: (305) 579-0717
E-Mail: coulsond@gtlaw.com

By:
 DAVID A. COULSON
  Florida Bar No. 176222

CASE NO. 04-80695-CIV-MIDDLEBROOKS/JOHNSON

CERTIFICATE OF SERVICE

 I HEREBY CERTIFY that a copy of the foregoing was served by mail and/or telecopy to all parties listed below, on this 19th day of October, 2004.

Umberto Manola Via Martinengo Cesaresco, 78 1-25128 Brescia, Italy Fax: (011) 0039-030-306687	DDS Technologies, Ltd. 16 Grosvenor Place SW1X London United Kingdom
Intel Trust, S.A. c/o Oliver Nepomuceno Corso Elvezia 4 6901 Lugano, Switzerland Fax: (011) 41-91-923-62-34	Haras Engineering Corp. c/o Luigi Mameli 53rd Street Urbanizacion Obarrio Swiss Tower, 16 Floor Panama, Republic of Panama
High Speed Fragmentation B.V. c/o Roberto Mameli Teleport Boulevard 140 1043 Amsterdam Netherlands	Erich F. Stanchich Telephone: (011) 44-207-491-3430 (Address not known at this time)
Giancarlo Lo Fiego Via Appia Antica 119/A 00179 Rome, Italy Fax: (011) 39-06-5140611
_____________________________________ DAVID A. COULSON

IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA CASE NO. 04-80695-CIV-MIDDLEBROOKS/JOHNSON
DDS HOLDINGS, INC., a Nevada corporation,

 Plaintiff,

v.

UMBERTO MANOLA, a citizen of Italy, DDS TECHNOLOGIES, LTD., a United Kingdom entity, INTEL TRUST, S. A., a Switzerland trust, HARAS ENGINEERING CORP., a Panama entity, HIGH SPED FRAGMENTATION B. V., a Netherlands entity, ERICH STANCHICH, a New Jersey resident, and GIANCARLO LO FIEGO, a citizen of Italy,

 Defendants.
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ORDER OF DISMISSAL WITH PREJUDICE

THIS CAUSE having come before the Court on Plaintiff’s Notice of Voluntary Dismissal with Prejudice, and the Court being fully advised in the premises, it is hereby
ORDERED and ADJUDGED that the above-captioned action is dismissed with prejudice, each party to bear its own respective attorneys’ fees and costs. This Court shall retain jurisdiction for purposes of enforcing the settlement agreement between the parties.
DONE and ORDERED in Miami, Florida, this ______ day of ______________, 2004.

___________________________________
 LINNEA R. JOHNSON
 U. S. MAGISTRATE JUDGE
Copies furnished:

 Hon. Donald M. Middlebrooks
 Plaintiff’s Attorney, David A. Coulson, Esq. (Fax No. 305-579-0717)
 shall fax a copy of the within Order to all counsel.